For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	Alan J. Bedner, EVP and CFO
July 18, 2019	(908) 713-4308

Unity Bancorp Reports
Quarterly Earnings up 8.1%

Clinton, NJ, July 18, 2019 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $5.8 million, or $0.53 per diluted share, an 8.2 percent increase, for the quarter ended June 30, 2019, compared to $5.4 million, or $0.49 per diluted share for the prior year’s second quarter.   For the six months ended June 30, 2019, Unity reported net income of $11.6 million, or $1.05 per diluted share, a 7.1 percent increase compared to $10.6 million or $0.98 per diluted share for the prior year’s period.

  Second Quarter Earnings Highlights

•
Net interest income, our primary driver of earnings, increased $1.1 million to $14.2 million for the quarter ended June 30, 2019, compared to the prior year’s quarter, due to loan growth and a stable net interest margin.

•
Net interest margin totaled 3.96% for the quarter ended June 30, 2019, compared to 3.95% for the prior year’s quarter, but decreased 10 basis points from 4.06% in the prior sequential quarter ended March 31, 2019. The net interest margin is expected to remain stable for the remainder of 2019.

•
The provision for loan losses was $350 thousand for the quarter ended June 30, 2019, a decline of $200 thousand from the prior year’s quarter due to a lower level of net charge-offs and slower loan growth.

•
Noninterest income increased $99 thousand to $2.4 million compared to the prior year’s quarter and increased $391 thousand compared to the prior sequential quarter. Quarterly noninterest income included increased mortgage gains, higher loan payoff charges, and gains from the appreciation of equity securities offset by reduced premiums received on lower SBA loan sales.

•
Noninterest expense increased $633 thousand to $8.8 million compared to the prior year’s quarter and increased $315 thousand compared to the prior sequential quarter. The increases were primarily due to higher compensation and benefits expense, mortgage commissions on a higher origination volume, and supplemental executive retirement (“SERP”) benefit expense. In addition, we continue to invest in software and equipment to remain efficient, secure and competitive.

•
The effective tax rate was 22.0% compared to 20.0% in the prior year’s quarter due to recent New Jersey tax legislation changes. The effective tax rate is expected to increase in the future as a result of this legislation.

Balance Sheet Highlights

•
Total loans increased $40.2 million, or 3.1%, from year-end 2018 to $1.3 billion at June 30, 2019. Loan originations for the quarter were on plan, however, overall growth was impacted by increased payoffs in both commercial and residential mortgage loans. Commercial, residential mortgage and consumer loan portfolios increased $19.8 million, $13.5 million and $10.6 million, respectively, partially offset by a decline of $3.8 million in SBA loans.

•
Total deposits increased $56.7 million, or 4.7%, from year-end 2018 to $1.3 billion at June 30, 2019. Growth resulted primarily from time deposit promotions while interest-bearing demand deposits declined due to seasonal outflows of municipal deposits.

•	Borrowed funds decreased $20.0 million to $190.0 million at June 30, 2019.

•
Shareholders’ equity was $149.4 million at June 30, 2019, an increase of $10.9 million from year-end 2018, due to retained net income. Shareholders’ equity continues to grow organically at a rate that exceeds balance sheet growth.

•	Book value per common share was $13.76 as of June 30, 2019.

•
At June 30, 2019, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 10.36%, 11.99%, 12.81% and 14.06% respectively, all in excess of the ratios required to be deemed “well-capitalized.”

•
Credit quality improved. Nonperforming loans totaled $4.4 million and included $3.9 million of well secured residential mortgage loans. Nonperforming assets to total assets were 0.33% and the allowance to total loans ratio remained at 1.19% at June 30, 2019. Net charge-offs were $69 thousand for the quarter.

Other Highlights

•
American Banker magazine released its list of the top publicly traded community banks. There were 601 banks with total assets of less than $2 billion as of December 31, 2018, of which Unity Bank was ranked 13th nationally with a three-year return on average equity of 14.63 percent.

•
Unity Bank announced that its Board of Directors has approved a new Share Repurchase Program. Under this new program, the Company may repurchase up to 525,000 shares of its outstanding common stock, or approximately 5 percent of its common stock.

•	In the second quarter, the Board of Directors increased the quarterly cash dividend $0.01 or 14 percent, from $0.07 to $0.08 per share.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.6 billion in assets and $1.3 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
June 30, 2019

				Jun 30, 2019 vs.
				Mar 31, 2019	Jun 30, 2018
(In thousands, except percentages and per share amounts)	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018%		%
BALANCE SHEET DATA:
Total assets	$1,626,737	$1,590,046	$1,514,120	2.3%	7.4%
Total deposits	1,264,353	1,226,586	1,146,399	3.1	10.3
Total loans	1,344,757	1,312,994	1,246,511	2.4	7.9
Total securities	62,122	62,962	65,682	(1.3)	(5.4)
Total shareholders' equity	149,383	143,717	128,141	3.9	16.6
Allowance for loan losses	(15,965)	(15,684)	(14,634)	1.8	9.1

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$7,480	$7,260	$6,748	3.0	10.8
Provision for income taxes	1,646	1,520	1,351	8.3	21.8
Net income	$5,834	$5,740	$5,397	1.6	8.1

Net income per common share - Basic	$0.54	$0.53	$0.50	1.9	8.0
Net income per common share - Diluted	$0.53	$0.52	$0.49	1.9	8.2

Performance ratios:
Return on average assets	1.54%	1.55%	1.53%
Return on average equity	16.01%	16.52%	17.32%
Efficiency ratio	53.20%	52.53%	52.80%
Net interest margin	3.96%	4.06%	3.95%
Noninterest expense to average assets	2.32%	2.29%	2.32%

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$14,740		$13,213		11.6
Provision for income taxes	3,166		2,586		22.4
Net income	$11,574		$10,627		8.9

Net income per common share - Basic	$1.07		$0.99		8.1
Net income per common share - Diluted	$1.05		$0.98		7.1

Performance ratios:
Return on average assets	1.55%		1.53%		1.3
Return on average equity	16.26%		17.41%		(6.6)
Efficiency ratio	52.87%		53.40%		(1.0)
Net interest margin	4.01%		3.97%		1.0
Noninterest expense to average assets	2.31%		2.36%		(2.1)

SHARE INFORMATION:
Market price per share	$22.70	$18.88	$22.75	20.2	(0.2)
Dividends paid	$0.08	$0.07	$0.07	14.3	14.3
Book value per common share	$13.76	$13.28	$11.94	3.6	15.2
Average diluted shares outstanding (QTD)	11,026	10,955	10,915	0.6	1.0

CAPITAL RATIOS:
Total equity to total assets	9.18%	9.04%	8.46%
Leverage ratio	10.36%	10.09%	9.63%
Common equity tier 1 risk-based capital ratio	11.99%	11.78%	11.05%
Tier 1 risk-based capital ratio	12.81%	12.62%	11.92%
Total risk-based capital ratio	14.06%	13.87%	13.14%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$5,336	$7,547	$5,265	(29.3)	1.3
QTD net chargeoffs (annualized) to QTD average loans	0.02%	0.09%	0.04%
Allowance for loan losses to total loans	1.19%	1.19%	1.17%
Nonperforming assets to total loans and OREO	0.40%	0.57%	0.42%
Nonperforming assets to total assets	0.33%	0.47%	0.35%

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
June 30, 2019

				Jun 30, 2019 vs.
				Dec 31, 2018	Jun 30, 2018
(In thousands, except percentages)	Jun 30, 2019	Dec 31, 2018	Jun 30, 2018%		%
ASSETS
Cash and due from banks	$21,606	$20,028	$26,784	7.9%	(19.3	) %
Federal funds sold, interest-bearing deposits and repos	133,234	125,487	112,491	6.2	18.4
Cash and cash equivalents	154,840	145,515	139,275	6.4	11.2
Securities:
Securities available for sale	45,326	46,713	48,707	(3.0)	(6.9)
Securities held to maturity	14,450	14,875	15,777	(2.9)	(8.4)
Equity securities	2,346	2,144	1,198	9.4	95.8
Total securities	62,122	63,732	65,682	(2.5)	(5.4)
Loans:
SBA loans held for sale	9,118	11,171	14,889	(18.4)	(38.8)
SBA loans held for investment	37,608	39,333	41,351	(4.4)	(9.1)
Commercial loans	713,878	694,102	673,480	2.8	6.0
Residential mortgage loans	449,604	436,056	398,383	3.1	12.9
Consumer loans	134,549	123,904	118,408	8.6	13.6
Total loans	1,344,757	1,304,566	1,246,511	3.1	7.9
Allowance for loan losses	(15,965)	(15,488)	(14,634)	3.1	9.1
Net loans	1,328,792	1,289,078	1,231,877	3.1	7.9
Premises and equipment, net	22,813	23,371	23,493	(2.4)	(2.9)
Bank owned life insurance ("BOLI")	25,008	24,710	24,573	1.2	1.8
Deferred tax assets	5,605	5,350	4,438	4.8	26.3
Federal Home Loan Bank ("FHLB") stock	9,999	10,795	11,245	(7.4)	(11.1)
Accrued interest receivable	7,109	6,399	6,027	11.1	18.0
Other real estate owned ("OREO")	921	56	56	1,544.6	1,544.6
Goodwill	1,516	1,516	1,516	—	—
Other assets	8,012	8,635	5,938	(7.2)	34.9
Total assets	$1,626,737	$1,579,157	$1,514,120	3.0%	7.4%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$275,356	$270,152	$250,500	1.9%	9.9%
Interest-bearing demand	157,850	185,792	160,327	(15.0)	(1.5)
Savings	389,999	394,727	398,694	(1.2)	(2.2)
Time Deposits	441,148	357,016	336,878	23.6	31.0
Total deposits	1,264,353	1,207,687	1,146,399	4.7	10.3
Borrowed funds	190,000	210,000	220,000	(9.5)	(13.6)
Subordinated debentures	10,310	10,310	10,310	—	—
Accrued interest payable	414	406	509	2.0	(18.7)
Accrued expenses and other liabilities	12,277	12,266	8,761	0.1	40.1
Total liabilities	1,477,354	1,440,669	1,385,979	2.5	6.6
Shareholders' equity:
Common stock	89,327	88,484	87,755	1.0	1.8
Retained earnings	60,109	50,161	40,386	19.8	48.8
Accumulated other comprehensive (loss) income	(53)	(157)	—	NM	NM
Total shareholders' equity	149,383	138,488	128,141	7.9	16.6
Total liabilities and shareholders' equity	$1,626,737	$1,579,157	$1,514,120	3.0%	7.4%

Issued and outstanding common shares	10,856	10,780	10,731
NM=Not meaningful

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
June 30, 2019

				Jun 30, 2019 vs.
	For the three months ended			Mar 31, 2019		Jun 30, 2018
(In thousands, except percentages and per share amounts)	Jun 30, 2019	Mar 31, 2019	Jun 30, 2018	$	%	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$232	$221	$171	$11	5.0%	$61	35.7%
FHLB stock	77	116	123	(39)	(33.6)	(46)	(37.4)
Securities:
Taxable	461	475	484	(14)	(2.9)	(23)	(4.8)
Tax-exempt	27	29	30	(2)	(6.9)	(3)	(10.0)
Total securities	488	504	514	(16)	(3.2)	(26)	(5.1)
Loans:
SBA loans	942	995	1,131	(53)	(5.3)	(189)	(16.7)
Commercial loans	9,357	9,069	8,209	288	3.2	1,148	14.0
Residential mortgage loans	5,535	5,560	4,522	(25)	(0.4)	1,013	22.4
Consumer loans	2,150	2,035	1,699	115	5.7	451	26.5
Total loans	17,984	17,659	15,561	325	1.8	2,423	15.6
Total interest income	18,781	18,500	16,369	281	1.5	2,412	14.7
INTEREST EXPENSE
Interest-bearing demand deposits	442	409	259	33	8.1	183	70.7
Savings deposits	1,188	1,119	943	69	6.2	245	26.0
Time deposits	2,437	2,007	1,303	430	21.4	1,134	87.0
Borrowed funds and subordinated debentures	504	749	720	(245)	(32.7)	(216)	(30.0)
Total interest expense	4,571	4,284	3,225	287	6.7	1,346	41.7
Net interest income	14,210	14,216	13,144	(6)	—	1,066	8.1
Provision for loan losses	350	500	550	(150)	(30.0)	(200)	(36.4)
Net interest income after provision for loan losses	13,860	13,716	12,594	144	1.0	1,266	10.1
NONINTEREST INCOME
Branch fee income	378	368	419	10	2.7	(41)	(9.8)
Service and loan fee income	569	442	411	127	28.7	158	38.4
Gain on sale of SBA loans held for sale, net	238	316	582	(78)	(24.7)	(344)	(59.1)
Gain on sale of mortgage loans, net	630	350	421	280	80.0	209	49.6
BOLI income	147	151	175	(4)	(2.6)	(28)	(16.0)
Net security gains	98	100	7	(2)	(2.0)	91	1,300.0
Other income	351	293	297	58	19.8	54	18.2
Total noninterest income	2,411	2,020	2,312	391	19.4	99	4.3
NONINTEREST EXPENSE
Compensation and benefits	5,186	4,845	4,736	341	7.0	450	9.5
Occupancy	653	694	693	(41)	(5.9)	(40)	(5.8)
Processing and communications	748	716	674	32	4.5	74	11.0
Furniture and equipment	718	657	610	61	9.3	108	17.7
Professional services	277	288	161	(11)	(3.8)	116	72.0
Loan collection & OREO (recoveries) expenses	(10)	66	6	(76)	(115.2)	(16)	(266.7)
Other loan expenses	67	46	53	21	45.7	14	26.4
Deposit insurance	134	167	216	(33)	(19.8)	(82)	(38.0)
Advertising	374	348	362	26	7.5	12	3.3
Director fees	164	163	165	1	0.6	(1)	(0.6)
Other expenses	480	486	482	(6)	(1.2)	(2)	(0.4)
Total noninterest expense	8,791	8,476	8,158	315	3.7	633	7.8
Income before provision for income taxes	7,480	7,260	6,748	220	3.0	732	10.8
Provision for income taxes	1,646	1,520	1,351	126	8.3	295	21.8
Net income	$5,834	$5,740	$5,397	$94	1.6%	$437	8.1%

Effective tax rate	22.0%	20.9%	20.0%

Net income per common share - Basic	$0.54	$0.53	$0.50
Net income per common share - Diluted	$0.53	$0.52	$0.49

Weighted average common shares outstanding - Basic	10,843	10,801	10,717
Weighted average common shares outstanding - Diluted	11,026	10,955	10,915

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
June 30, 2019

	For the six months ended June 30,		Current YTD vs Prior YTD
(In thousands, except percentages and per share amounts)	2019	2018	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$453	$376	$77	20.5%
FHLB stock	193	257	(64)	(24.9)
Securities:
Taxable	937	976	(39)	(4.0)
Tax-exempt	55	61	(6)	(9.8)
Total securities	992	1,037	(45)	(4.3)
Loans:
SBA loans	1,937	2,314	(377)	(16.3)
Commercial loans	18,426	15,934	2,492	15.6
Residential mortgage loans	11,095	8,863	2,232	25.2
Consumer loans	4,185	3,228	957	29.6
Total loans	35,643	30,339	5,304	17.5
Total interest income	37,281	32,009	5,272	16.5
INTEREST EXPENSE
Interest-bearing demand deposits	851	483	368	76.2
Savings deposits	2,306	1,719	587	34.1
Time deposits	4,445	2,302	2,143	93.1
Borrowed funds and subordinated debentures	1,253	1,489	(236)	(15.8)
Total interest expense	8,855	5,993	2,862	47.8
Net interest income	28,426	26,016	2,410	9.3
Provision for loan losses	850	1,050	(200)	(19.0)
Net interest income after provision for loan losses	27,576	24,966	2,610	10.5
NONINTEREST INCOME
Branch fee income	746	750	(4)	(0.5)
Service and loan fee income	1,011	976	35	3.6
Gain on sale of SBA loans held for sale, net	554	1,130	(576)	(51.0)
Gain on sale of mortgage loans, net	980	845	135	16.0
BOLI income	297	346	(49)	(14.2)
Net security gains (losses)	198	(9)	207	2,300.0
Other income	645	560	85	15.2
Total noninterest income	4,431	4,598	(167)	(3.6)
NONINTEREST EXPENSE
Compensation and benefits	10,030	9,570	460	4.8
Occupancy	1,346	1,383	(37)	(2.7)
Processing and communications	1,464	1,363	101	7.4
Furniture and equipment	1,375	1,146	229	20.0
Professional services	565	412	153	37.1
Loan collection & OREO expenses	57	11	46	418.2
Other loan expenses	113	86	27	31.4
Deposit insurance	301	402	(101)	(25.1)
Advertising	722	681	41	6.0
Director fees	328	327	1	0.3
Other expenses	966	970	(4)	(0.4)
Total noninterest expense	17,267	16,351	916	5.6
Income before provision for income taxes	14,740	13,213	1,527	11.6
Provision for income taxes	3,166	2,586	580	22.4
Net income	$11,574	$10,627	$947	8.9%

Effective tax rate	21.5%	19.6%

Net income per common share - Basic	$1.07	$0.99
Net income per common share - Diluted	$1.05	$0.98

Weighted average common shares outstanding - Basic	10,822	10,698
Weighted average common shares outstanding - Diluted	11,011	10,897

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
June 30, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	June 30, 2019			June 30, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$39,103	$232	2.38%	$39,418	$171	1.74%
FHLB stock	5,236	77	5.90	7,811	123	6.32
Securities:
Taxable	57,939	461	3.19	61,342	484	3.16
Tax-exempt	4,470	33	2.96	5,202	37	2.85
Total securities (A)	62,409	494	3.17	66,544	521	3.14
Loans:
SBA loans	47,542	942	7.95	62,467	1,131	7.26
Commercial loans	707,022	9,357	5.31	657,031	8,209	5.01
Residential mortgage loans	445,315	5,535	4.99	387,086	4,522	4.69
Consumer loans	132,804	2,150	6.49	116,547	1,699	5.85
Total loans (B)	1,332,683	17,984	5.41	1,223,131	15,561	5.10
Total interest-earning assets	$1,439,431	$18,787	5.24%	$1,336,904	$16,376	4.91%

Noninterest-earning assets:
Cash and due from banks	24,625			24,145
Allowance for loan losses	(15,955)			(14,419)
Other assets	69,663			64,811
Total noninterest-earning assets	78,333			74,537
Total assets	$1,517,764			$1,411,441

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$174,391	$442	1.02%	$168,298	$259	0.62%
Total savings deposits	395,185	1,188	1.21	401,195	943	0.94
Total time deposits	422,458	2,437	2.31	296,078	1,303	1.77
Total interest-bearing deposits	992,034	4,067	1.64	865,571	2,505	1.16
Borrowed funds and subordinated debentures	94,568	504	2.14	154,250	720	1.87
Total interest-bearing liabilities	$1,086,602	$4,571	1.69%	$1,019,821	$3,225	1.27%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	271,359			257,238
Other liabilities	13,697			9,418
Total noninterest-bearing liabilities	285,056			266,656
Total shareholders' equity	146,106			124,964
Total liabilities and shareholders' equity	$1,517,764			$1,411,441

Net interest spread		$14,216	3.55%		$13,151	3.64%
Tax-equivalent basis adjustment		(6)			(7)
Net interest income		$14,210			$13,144
Net interest margin			3.96%			3.95%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
June 30, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	June 30, 2019			March 31, 2019
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$39,103	$232	2.38%	$38,066	$221	2.35%
FHLB stock	5,236	77	5.90	6,951	116	6.77
Securities:
Taxable	57,939	461	3.19	58,735	475	3.28
Tax-exempt	4,470	33	2.96	4,588	36	3.18
Total securities (A)	62,409	494	3.17	63,323	511	3.27
Loans:
SBA loans	47,542	942	7.95	50,015	995	8.07
Commercial loans	707,022	9,357	5.31	697,856	9,069	5.27
Residential mortgage loans	445,315	5,535	4.99	439,904	5,560	5.13
Consumer loans	132,804	2,150	6.49	125,987	2,035	6.55
Total loans (B)	1,332,683	17,984	5.41	1,313,762	17,659	5.45
Total interest-earning assets	$1,439,431	$18,787	5.24%	$1,422,102	$18,507	5.28%

Noninterest-earning assets:
Cash and due from banks	24,625			26,105
Allowance for loan losses	(15,955)			(15,753)
Other assets	69,663			70,586
Total noninterest-earning assets	78,333			80,938
Total assets	$1,517,764			$1,503,040

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$174,391	$442	1.02%	$182,080	$409	0.91%
Total savings deposits	395,185	1,188	1.21	397,209	1,119	1.14
Total time deposits	422,458	2,437	2.31	370,990	2,007	2.19
Total interest-bearing deposits	992,034	4,067	1.64	950,279	3,535	1.51
Borrowed funds and subordinated debentures	94,568	504	2.14	134,877	749	2.25
Total interest-bearing liabilities	$1,086,602	$4,571	1.69%	$1,085,156	$4,284	1.60%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	271,359			262,664
Other liabilities	13,697			14,327
Total noninterest-bearing liabilities	285,056			276,991
Total shareholders' equity	146,106			140,893
Total liabilities and shareholders' equity	$1,517,764			$1,503,040

Net interest spread		$14,216	3.55%		$14,223	3.68%
Tax-equivalent basis adjustment		(6)			(7)
Net interest income		$14,210			$14,216
Net interest margin			3.96%			4.06%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
June 30, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the six months ended
	June 30, 2019			June 30, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$38,588	$453	2.37%	$44,151	$376	1.72%
FHLB stock	6,089	193	6.39	7,805	257	6.64
Securities:
Taxable	58,334	937	3.24	62,361	976	3.16
Tax-exempt	4,529	68	3.03	5,276	76	2.90
Total securities (A)	62,863	1,005	3.22	67,637	1,052	3.14
Loans:
SBA loans	48,772	1,937	8.01	65,405	2,314	7.13
Commercial loans	702,465	18,426	5.29	644,788	15,934	4.98
Residential mortgage loans	442,628	11,095	5.05	379,118	8,863	4.71
Consumer loans	129,414	4,185	6.52	113,762	3,228	5.72
Total loans (B)	1,323,279	35,643	5.43	1,203,073	30,339	5.09
Total interest-earning assets	$1,430,819	$37,294	5.26%	$1,322,666	$32,024	4.88%

Noninterest-earning assets:
Cash and due from banks	25,361			23,697
Allowance for loan losses	(15,855)			(14,185)
Other assets	70,118			65,246
Total noninterest-earning assets	79,624			74,758
Total assets	$1,510,443			$1,397,424

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$178,214	$851	0.96%	$173,314	$483	0.56%
Total savings deposits	396,191	2,306	1.17	402,203	1,719	0.86
Total time deposits	396,868	4,445	2.26	274,160	2,302	1.69
Total interest-bearing deposits	971,273	7,602	1.58	849,677	4,504	1.07
Borrowed funds and subordinated debentures	114,611	1,253	2.20	160,817	1,489	1.87
Total interest-bearing liabilities	$1,085,884	$8,855	1.65%	$1,010,494	$5,993	1.20%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	267,035			254,697
Other liabilities	14,010			9,166
Total noninterest-bearing liabilities	281,045			263,863
Total shareholders' equity	143,514			123,067
Total liabilities and shareholders' equity	$1,510,443			$1,397,424

Net interest spread		$28,439	3.61%		$26,031	3.68%
Tax-equivalent basis adjustment		(13)			(15)
Net interest income		$28,426			$26,016
Net interest margin			4.01%			3.97%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
June 30, 2019

Amounts in thousands, except percentages	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$15,684	$15,488	$14,988	$14,634	$14,196
Provision for loan losses charged to expense	350	500	500	500	550
	16,034	15,988	15,488	15,134	14,746
Less: Chargeoffs
SBA loans	84	308	—	169	104
Commercial loans	—	1	10	—	—
Residential mortgage loans	—	—	—	—	—
Consumer loans	—	1	—	—	16
Total chargeoffs	84	310	10	169	120
Add: Recoveries
SBA loans	1	1	3	1	3
Commercial loans	4	5	5	5	4
Residential mortgage loans	—	—	—	—	—
Consumer loans	10	—	2	17	1
Total recoveries	15	6	10	23	8
Net chargeoffs (recoveries)	69	304	—	146	112
Balance, end of period	$15,965	$15,684	$15,488	$14,988	$14,634

LOAN QUALITY INFORMATION:
Nonperforming loans:
SBA loans	$437	$814	$1,560	$1,297	$1,420
Commercial loans	54	1,046	1,076	1,234	2,062
Residential mortgage loans	3,924	5,243	4,211	3,536	1,660
Consumer loans	—	171	26	128	67
Total nonperforming loans (1)	4,415	7,274	6,873	6,195	5,209
Other real estate owned ("OREO")	921	273	56	56	56
Nonperforming assets	5,336	7,547	6,929	6,251	5,265
Less: Amount guaranteed by SBA	68	68	89	104	129
Net nonperforming assets	$5,268	$7,479	$6,840	$6,147	$5,136

Loans 90 days past due & still accruing		$39	$98	$546	$286

Performing Troubled Debt Restructurings (TDRs)	$728	$738	$745	$755	$767
(1) Nonperforming TDRs included in nonperforming loans	—	—	—	—	—
Total TDRs	$728	$738	$745	$755	$767

Allowance for loan losses to:
Total loans at quarter end	1.19%	1.19%	1.19%	1.17%	1.17%
Nonperforming loans (1)	361.61	215.62	225.35	241.94	280.94
Nonperforming assets	299.19	207.82	223.52	239.77	277.95
Net nonperforming assets	303.06	209.71	226.43	243.83	284.93

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	0.70%	2.49%	(0.02)%	1.17%	0.65%
Commercial loans	—	—	—	—	—
Residential mortgage loans	—	—	—	—	—
Consumer loans	(0.03)	—	(0.01)	(0.06)	0.05
Total loans	0.02%	0.09%	—%	0.05%	0.04%

Nonperforming loans to total loans	0.33%	0.55%	0.53%	0.48%	0.42%
Nonperforming loans and TDRs to total loans	0.38	0.61	0.58	0.54	0.48
Nonperforming assets to total loans and OREO	0.40	0.57	0.53	0.49	0.42
Nonperforming assets to total assets	0.33	0.47	0.44	0.40	0.35

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
June 30, 2019

(In thousands, except percentages and per share amounts)	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018
SUMMARY OF INCOME:
Total interest income	$18,781	$18,500	$18,060	$17,194	$16,369
Total interest expense	4,571	4,284	3,896	3,627	3,225
Net interest income	14,210	14,216	14,164	13,567	13,144
Provision for loan losses	350	500	500	500	550
Net interest income after provision for loan losses	13,860	13,716	13,664	13,067	12,594
Total noninterest income	2,411	2,020	1,954	2,479	2,312
Total noninterest expense	8,791	8,476	8,268	8,801	8,158
Income before provision for income taxes	7,480	7,260	7,350	6,745	6,748
Provision for income taxes	1,646	1,520	1,547	1,255	1,351
Net income	$5,834	$5,740	$5,803	$5,490	$5,397

Net income per common share - Basic	$0.54	$0.53	$0.54	$0.51	$0.50
Net income per common share - Diluted	$0.53	$0.52	$0.53	$0.50	$0.49

COMMON SHARE DATA:
Market price per share	$22.70	$18.88	$20.76	$22.90	$22.75
Dividends paid	$0.08	$0.07	$0.07	$0.07	$0.07
Book value per common share	$13.76	$13.28	$12.85	$12.37	$11.94

Weighted average common shares outstanding - Basic	10,843	10,801	10,765	10,743	10,717
Weighted average common shares outstanding - Diluted	11,026	10,955	10,935	10,936	10,915
Issued and outstanding common shares	10,856	10,822	10,780	10,756	10,731

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.54%	1.55%	1.56%	1.50%	1.53%
Return on average equity	16.01	16.52	17.00	16.64	17.32
Efficiency ratio	53.20	52.53	50.69	54.86	52.80
Noninterest expense to average assets	2.32	2.29	2.22	2.41	2.32

BALANCE SHEET DATA:
Total assets	1,626,737	1,590,046	1,579,157	1,553,152	1,514,120
Total deposits	1,264,353	1,226,586	1,207,687	1,219,473	1,146,399
Total loans	1,344,757	1,312,994	1,304,566	1,283,304	1,246,511
Total securities	62,122	62,962	63,732	63,399	65,682
Total shareholders' equity	149,383	143,717	138,488	133,067	128,141
Allowance for loan losses	(15,965)	(15,684)	(15,488)	(14,988)	(14,634)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.24%	5.28%	5.12%	4.97%	4.91%
Interest-bearing liabilities	1.69	1.60	1.46	1.38	1.27
Net interest spread	3.55	3.68	3.66	3.59	3.64
Net interest margin	3.96	4.06	4.01	3.92	3.95

CREDIT QUALITY:
Nonperforming assets	5,336	7,547	6,929	6,251	5,265
QTD net chargeoffs (annualized) to QTD average loans	0.02%	0.09%	—%	0.05%	0.04%
Allowance for loan losses to total loans	1.19	1.19	1.19	1.17	1.17
Nonperforming assets to total loans and OREO	0.40	0.57	0.53	0.49	0.42
Nonperforming assets to total assets	0.33	0.47	0.44	0.40	0.35

(In thousands, except percentages and per share amounts)	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018
CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.18%	9.04%	8.77%	8.57%	8.46%
Leverage ratio	10.36	10.09	9.90	9.74	9.63
Common equity tier 1 risk-based capital ratio	11.99	11.78	11.40	11.15	11.05
Tier 1 risk-based capital ratio	12.82	12.62	12.24	12.00	11.92
Total risk-based capital ratio	14.07	13.87	13.49	13.25	13.14
Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	185	190	198	195	197